Nature of Business	12 Months Ended
Dec. 31, 2023
Nature of Business [Abstract]
Nature of business
1.	Nature of business

Grupo Simec, S.A.B. de C.V. is a stock exchange corporation with variable equity, constituted under the laws of Mexico on August 22, 1990, with a duration of 99 years. The Company is a subsidiary of Industrias CH, S.A.B. de C.V. (Industrias CH or ICH). The business headquarters are located in Guadalajara, Jalisco, Mexico and the administrative offices are located on 601 Rd. Lazaro Cardenas, ZIP Code 44440.

The main activity of Grupo Simec, S.A.B. de C.V. and its subsidiaries (Simec or the Company) is manufacturing, processing and distribution of steel and steel alloys products in Mexico, the United States (USA) and Brazil.

Shares of the Company are listed on the Mexican Stock Exchange (BMV) and the Company´s American Depositary Receipts are listed on the New York Stock Exchange (NYSE).